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                                                                   Exhibit 10-CO


                                 AMENDMENT NO. 1

                                     TO THE

                                U.S. $450,000,000

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                           DATED AS OF MARCH 10, 1999


                  THIS AMENDMENT NO. 1, dated as of February 15, 2000 (this "Amendment No. 1") to the Amended and Restated 364-Day Credit Agreement, dated as of March 10, 1999 (the "Agreement") among Columbia Energy Group, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Agreement (collectively, the "Lenders"), Salomon Smith Barney Inc., as arranger and book manager, and Citibank N.A., as administrative and syndication agent for the Lenders, evidences the agreement of the parties as follows:

                  WHEREAS, the Borrower and the Required Lenders desire to amend the Agreement in accordance with Section 8.01 thereof.

                  NOW, THEREFORE, in consideration of the foregoing and the respective covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1. Amendment to Agreement.

                  Section 6.01(h) of the Agreement is amended to delete the following text therefrom:

                  "(iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise (excluding employment contracts with officers of the Borrower) or shall have entered into a contract or arrangement (excluding employment contracts with officers of the Borrower), that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower; or"

                  SECTION 2. Capitalized Terms. Capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the respective meanings ascribed to such terms in the Agreement.
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                  SECTION 3. Execution in Counterparts. This Amendment No. 1 may
be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

                  SECTION 4. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with the laws of the State of New York.

                  SECTION 5. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court for any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 6. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   COLUMBIA ENERGY GROUP

                                   By:      /s/ Michael W. O'Donnell
                                            ______________________________
                                            Name:  Michael W. O'Donnell
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                   SALOMON SMITH BARNEY INC.,
                                         as Arranger and Book Manager

                                   By:      /s/ J. Christopher Lyons
                                            ______________________________
                                            Name:  J. Christopher Lyons
                                            Title: Attorney-in-Fact


                                   CITIBANK, N.A.,
                                         as Administrative and Syndication Agent

                                   By:      /s/ J. Christopher Lyons
                                            ______________________________
                                            Name:  J. Christopher Lyons
                                            Title: Attorney-in-Fact

                           Lenders

                                   CITIBANK, N.A.

                                   By:      /s/ J. Christopher Lyons
                                            ______________________________
                                            Name:  J. Christopher Lyons
                                            Title: Attorney-in-Fact


                                   THE CHASE MANHATTAN BANK

                                   By:      /s/ Steven Wood
                                            ______________________________
                                            Name:  Steven Wood
                                            Title: Vice President
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                                   PNC BANK, NATIONAL ASSOCIATION

                                   By:      /s/ Thomas A. Majeski
                                            ______________________________
                                            Name:  Thomas A. Majeski
                                            Title: Vice President


                                   BANK OF MONTREAL

                                   By:      /s/ Ian M. Plester
                                            ______________________________
                                            Name:  Ian M. Plester
                                            Title: Director


                                   CANADIAN IMPERIAL BANK OF COMMERCE

                                   By:      /s/ M. Beth Miller
                                            ______________________________
                                            Name:  M. Beth Miller
                                            Title: Authorized Signatory


                                   FIRST UNION NATIONAL BANK

                                   By:      /s/ Michael J. Kolosowski
                                            ______________________________
                                            Name:  Michael J. Kolosowski
                                            Title: Vice President


                                   BANKERS TRUST COMPANY

                                   By:
                                            ______________________________
                                            Name:
                                            Title:


                                   BANK ONE

                                   By:      /s/ George R. Schanz
                                            ______________________________
                                            Name:  George R. Schanz
                                            Title: First Vice President

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                                   ALLFIRST BANK

                                   By:      /s/ Shaun E. Murphy
                                            ______________________________
                                            Name:  Shaun E. Murphy
                                            Title: Senior Vice President


                                   NATIONAL CITY BANK

                                   By:      /s/ Gregory D. Miller
                                            ______________________________
                                            Name:  Gregory D. Miller
                                            Title: Vice President


                                   COMMERZBANK AG,
                                            NEW YORK BRANCH

                                   By:      /s/ Andrew Kjoller
                                            ______________________________

                                             /s/ Timothy Chin
                                            ______________________________
                                            Name:  Andrew Kjoller
                                                   Timothy Chin
                                            Title: Assistant Vice President
                                                   Assistant Vice President


                                   NATIONSBANK, N.A.

                                   By:      /s/ Paula Z. Kramp
                                            ______________________________
                                            Name:  Paula Z. Kramp
                                            Title: Principal


                                   ARAB BANK, PLC

                                   By:      ______________________________
                                            Name:
                                            Title:


                                   THE BANK OF NOVA SCOTIA

                                   By:      /s/ F.C.H. Ashby
                                            ______________________________
                                            Name:  F.C.H. Ashby
                                            Title: Senior Manager
                                                   Loan Operations
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                                   BANK OF TOKYO-MITSUBISHI
                                            TRUST COMPANY

                                   By:      /s/ Nicholas R. Battista
                                            ______________________________
                                            Name:  Nicholas R. Battista
                                            Title: Vice President


                                   CRESTAR BANK

                                   By:      /s/ Nancy R. Petrash
                                            ______________________________
                                            Name:  Nancy R. Petrash
                                            Title: Senior Vice President


                                   BANCA MONTE DEI PASCHI DI SIENA, S.p.A.

                                   By:      ______________________________
                                            Name:
                                            Title:


                                   SOCIETE GENERALE

                                   By:      /s/ Gordon R. Eadon
                                            ______________________________
                                            Name:  Gordon R. Eadon
                                            Title: Director



                                   UNION BANK OF CALIFORNIA

                                   By:      /s/ David Musicant
                                            ______________________________
                                            Name:  David Musicant
                                            Title: Vice President